SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
         CASH ACCOUNT TRUST - GOVERNMENT & AGENCY SECURITIES PORTFOLIO


                 Deutsche Government Cash Institutional Shares




The following information is added under the "Management Fee" sub-heading of the "WHO MANAGES AND OVERSEES THE FUNDS" section of the fund's prospectus.



The Advisor has contractually agreed effective July 1, 2016 through September 30, 2016 to waive its fees and/or reimburse certain operating expenses of the Deutsche Government Cash Institutional Shares of the Government & Agency Securities Portfolio to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.18%. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


July 1, 2016
PROSTKR-652

                                                   Deutsche
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